DEBT TO A RELATED PARTY	12 Months Ended
Dec. 31, 2023
Convertible Notes Payable [Abstract]
DEBT TO A RELATED PARTY
NOTE 10 - DEBT TO A RELATED PARTY

Convertible Notes Payable to a Related Party

The Company had an agreement with an entity related to its main shareholder, to provide it with up to $2,000 in revolving loans through January 2024. The term of the arrangement can be automatically extended for four additional six-month periods at the option of the holder. Loans received under the arrangement bear interest, which is compounded semi-annually and payable at maturity, at the interest rate of 2.5%. In connection with the arrangement, the holder was granted in May 2019 an option to convert up to $2,000 of the loan into maximum of 5,000,000 shares at a price of $0.4 per share. In October 2020, the entity converted $800 into 2,000,000 shares. In November 2023 the Company and the related party agreed to extend the length of the note until January 2026 and to adjust the terms of the option to convert the loan into maximum 5,000,000 shares at a price of $0.75 per share. As a result, an adjustment was made to the per share price of the 2,000,000 shares issued in October 2020 conversion, resulting in an amount of $700 of the loan derecognize with a corresponding increase to the additional paid in capital. See also note 18.

The Company’s weighted average interest during the years ended December 31, 2023, 2022 and 2021 is 2.5%, 2.5% and 7.10%, respectively.

Total interest expense related to the note is $21, $28 and $83 for the years ended December 2023, 2022 and 2021, respectively.

As of December 31, 2023, and 2022, convertible notes payable to this related party consist of $0 and $1,104, respectively.